Execution Version

SECOND AMENDMENT
TO
CREDIT AGREEMENT
DATED AS OF MAY 6, 2019
AMONG
OASIS MIDSTREAM PARTNERS LP,
AS PARENT,
OMP OPERATING LLC,
AS BORROWER,
THE GUARANTORS,
WELLS FARGO BANK, N.A.,
AS ADMINISTRATIVE AGENT AND ISSUING BANK,
AND
THE LENDERS PARTY HERETO

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of May 6, 2019, is among OASIS MIDSTREAM PARTNERS LP, a Delaware limited partnership (the “Parent”); OMP OPERATING LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and WELLS FARGO BANK, N.A. (individually, “Wells Fargo Bank”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders are parties to that certain Credit Agreement dated as of September 25, 2017 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.    The Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Second Amendment Effective Date (as defined below), including providing for an increase in the aggregate amount of the Commitments to $475,000,000 on the Second Amendment Effective Date, subject to the terms and conditions hereof.
C.    The Borrower has requested that Mizuho Bank, Ltd. (the “New Lender”), become a Lender under the Credit Agreement with a Commitment in the amount as shown on Annex I to the Credit Agreement (as amended hereby).
D.    The Borrower has advised the Administrative Agent that U.S. Bank National Association (the “Exiting Lender”) no longer wishes to be a Lender under the Credit Agreement and has requested that the Exiting Lender’s Commitment be reallocated to the other Lenders (including the New Lender) as shown on Annex I to the Credit Agreement (as amended hereby).
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Second Amendment. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the conditions precedent contained in Section 3 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 2.
2.1    Amendment to Cover Page. The cover page of the Credit Agreement is hereby amended by inserting “JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT” immediately below the reference to “WELLS FARGO BANK, N.A.,

AS ADMINISTRATIVE AGENT.”
2.2    Amendment to Introductory Paragraph. The introductory paragraph to the Credit Agreement is hereby amended by inserting “; and JPMorgan Chase Bank, N.A., as syndication agent for the Lenders (the “Syndication Agent”)” at the end of such paragraph.
2.3    Amendments to Section 1.02 (Certain Defined Terms).
(a)    The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated as follows:
“Agents” means, collectively, the Administrative Agent, the Syndication Agent and any other agent for the Lenders from time to time appointed under this Agreement.
“Agreement” means this Credit Agreement, as amended by the First Amendment, Second Amendment and as the same may from time to time be further amended, modified, supplemented or restated.
“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder, as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The initial amount of each Lender’s Commitment is set forth on Annex I hereto, in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment or in the Additional Lender Certificate pursuant to which any Additional Lender shall have provided any additional Commitment, as applicable. The aggregate amount of the Lenders’ Commitments on the Second Amendment Effective Date is $475,000,000.
“Swingline Lender” means (a) Wells Fargo Bank, N.A., in its capacity as a lender of Swingline Loans hereunder and (b) JPMorgan Chase Bank, N.A., in its capacity as a lender of the Swingline Loans hereunder.
(b)    The following definitions are hereby added to Section 1.02 of the Credit Agreement where alphabetically appropriate to read as follows:
“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of May 6, 2019 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
“Second Amendment Effective Date” means May 6, 2019.
(c)    The definition of “Defaulting Lender” is hereby amended by changing the reference to “the Swingline Lender” in clause (c) thereof to “a Swingline Lender”.
(d)    The definition of “Lender” is hereby amended by changing the reference to “the Swingline Lender” in the final sentence thereof to “each Swingline Lender”.
(e)    The definition of “Scheduled Dropdown Increase” is hereby deleted from Section 1.02.
2.4    Amendment to Section 2.06(c)(ii)(A). Section 2.06(c)(ii)(A) of the Credit Agreement is hereby amended and restated to read as follows:
(A)    such increase shall not be less than $25,000,000 unless the Administrative Agent otherwise consents, and no such increase shall be permitted if after giving effect thereto the aggregate Commitments would exceed $675,000,000;
2.5    Deletion of Section 2.06(d). Section 2.06(d) of the Credit Agreement is hereby deleted in its entirety.
2.6    Amendment to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 2.08 Swingline Loans.
(a)    Subject to the terms and conditions set forth herein, each Swingline Lender agrees to make loans to the Borrower (each such loan, a “Swingline Loan”) from time to time during the Availability Period in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans provided by all Swingline Lenders exceeding $20,000,000, (ii) the aggregate principal amount of outstanding Swingline Loans provided by any individual Swingline Lender exceeding $10,000,000 or (iii) (%3) the aggregate Revolving Credit Exposures exceeding the aggregate Commitments; provided that (x) no Swingline Lender shall be required to make a Swingline Loan to refinance an outstanding Swingline Loan and (y) no Swingline Lender shall be required to make a Swingline Loan that would result in the total outstanding amount of such Lender’s Loans to exceed such Lender’s Commitment. The Borrower shall pay to the Administrative Agent, for the account of the applicable Swingline Lender or each Lender, as applicable, pursuant to Section 2.08(c), the outstanding aggregate principal and accrued and unpaid interest under each Swingline Loan no later than seven (7) Business Days following such Swingline Borrowing. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow amounts under the subfacility for Swingline Loans provided for in this Section 2.08, provided that, for the avoidance of doubt, in no event may the Borrower continue or convert a Swingline Loan.
(c)    To request a Swingline Loan, the Borrower shall notify each of the Administrative Agent and the applicable Swingline Lender of such request by telephone or e‑mail not later than 2:00 p.m., New York City time, on the date of the proposed Swingline Loan (and, in the case of telephonic notice, confirmed by hand delivery or e‑mail). Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the applicable Swingline Lender of (i) the current aggregate Revolving Credit Exposures and (ii) the undrawn portion of the Commitments available to make Swingline Loans. To the extent that the applicable Swingline Lender receives the information referred to in the immediately preceding sentence no later than 4:00 p.m., New York City time, then the applicable Swingline Lender shall make such Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower by 5:00 p.m., New York City time, on the requested date of such Swingline Loan. Each Swingline Borrowing shall be in an amount that is an integral multiple of $250,000 and not less than $1,000,000.
(d)    The Lenders shall participate in Swingline Loans according to their respective Applicable Percentages. Upon any Swingline Borrowing, the Administrative Agent shall give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the applicable Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the aggregate Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders and shall distribute the payments received from the Borrower to such Swingline Lender and the other Lenders as their interests appear with respect to such Swingline Loans. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph. Any amounts received by the applicable Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the applicable Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
2.7    Amendment to Section 2.09.     Section 2.09 of the Credit Agreement is hereby amended by changing each instance of “the Swingline Lender” contained in the final two paragraphs of such section to “each Swingline Lender”.
2.8    Amendment to Section 4.01(c). Section 4.01(c) of the Credit Agreement is hereby amended by changing the reference to “the Swingline Lender” in such section to “the Swingline Lenders”.
2.9    Amendment to Section 11.11 Section 11.11 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
Section 11.11 The Arranger, Syndication Agent and other Agents. Neither the Arranger, nor the Syndication Agent nor any other Agent (other than the Administrative Agent) shall have any duties, responsibilities or liabilities under this Agreement other than their duties, responsibilities and liabilities in their capacity as Lenders hereunder.
2.10    Amendment to Section 12.02(b). Section 12.02(b) of the Credit Agreement is hereby amended by (i) changing the first instance of “the Swingline Lender” in the penultimate sentence thereof to “any Swingline Lender” and (ii) changing the second instance of “the Swingline Lender” in the penultimate sentence thereof to “such Swingline Lender”.
2.11    Amendment to Section 12.03. Section 12.03 is hereby amended by changing each instance of “the Swingline Lender” in such section to “each Swingline Lender”.
2.12    Amendment to Section 12.04(c). Section 12.04(c) is hereby amended by changing the reference to “the Swingline Lender” in such section to “each Swingline Lender”.
2.13    Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Second Amendment and any Borrowings made on the Second Amendment Effective Date, (a) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Second Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, and each Swingline Loan, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Second Amendment), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage (after giving effect to this Second Amendment) of the aggregate Revolving Credit Exposures of all Lenders and (d) upon request by each applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans and adjustments described in this Section 2.4. For the avoidance of doubt, the increase in the aggregate Commitments of the Lenders effected by this Second Amendment shall not be deemed to be an exercise by the Borrower of Section 2.06(c) of the Credit Agreement, and immediately after giving effect to this Second Amendment, the Borrower may optionally increase the Commitments under Section 2.06(c) of the Credit Agreement during the remainder of the Availability Period (subject to the conditions set forth in Section 2.06(c)(ii) of the Credit Agreement) up to the aggregate amounts set forth in Section 2.06(c)(ii)(A) of the Credit Agreement. For purposes of this Section 3 only, the “Applicable Percentage” of the Exiting Lender shall be deemed to be zero percent.
Section 3.    Conditions Precedent. This Second Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Second Amendment Effective Date”):
3.1    Executed Counterparts of Second Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor, each DevCo and the Lenders constituting the Majority Lenders (but in any event, including each Lender that so elects to increase its Commitments, the New Lender and the Exiting Lender) counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Person.
3.2    Notes. The Administrative Agent shall have received duly executed Notes payable to each Lender (including the New Lender) that has requested a Note on or prior to the Second Amendment Effective Date in a principal amount equal to its Commitment (as amended hereby) dated as of the Second Amendment Effective Date.
3.3    Swingline Notes. To the extent requested by a Swingline Lender, the Administrative Agent shall have received duly executed promissory notes with respect to the Swingline Loans payable to such Swingline Lender in a principal amount equal to its commitment to make Swingline Loans as of the Second Amendment Effective Date.
3.4    Secretary’s Certificates and Resolutions. The Administrative Agent shall have received a certificate of a Responsible Officer of the Parent, the Borrower, each Guarantor and each DevCo setting forth (a) resolutions of its board of directors or other appropriate governing body with respect to the authorization of the Parent, the Borrower, such Guarantor or such DevCo to execute and deliver this Second Amendment and the related Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (a) the officers of the Parent, the Borrower, such Guarantor or such DevCo  who are authorized to sign the Loan Documents to which the Parent, the Borrower, such Guarantor or such DevCo is a party and  who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Second Amendment and the Credit Agreement and the transactions contemplated hereby and thereby, (a) specimen signatures of such authorized officers, and (a) the articles or certificate of incorporation and by-laws or other applicable organizational documents of the Parent, the Borrower, such Guarantor and such DevCo, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
3.5    Good Standings. The Administrative Agent shall have received certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Parent, the General Partner, the Borrower, each Guarantor and each DevCo.
3.6    KYC and Beneficial Ownership.
(a)    Upon the reasonable request of any Lender prior to the Second Amendment Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act.
(b)    To extent that the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to the Borrower.
3.7    Opinion of Counsel. The Administrative Agent shall have received an opinion of DLA Piper LLP (US), special counsel to the Credit Parties and the DevCos, in form and of substance reasonably acceptable to the Administrative Agent.
3.8    Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date including, without limitation, the any fees described in that certain fee letter, dated as of the date hereof, between the Borrower and the Administrative Agent.
3.9    No Default. No Default shall have occurred and be continuing as of the date hereof prior to and after giving effect to the terms of this Second Amendment.
3.10    Further Assurances. The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.
The Administrative Agent is hereby authorized and directed to declare this Second Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as amended hereby as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 5.    Exiting Lender. From and after the Second Amendment Effective Date, (a) upon receipt by the Exiting Lender of an amount equal to all principal, interest, fees and breakage costs (if any) in respect of outstanding Loans and other Indebtedness owing to the Exiting Lender under the Credit Agreement and the other Loan Documents, the Exiting Lender shall cease with immediate effect to be a party to and a Lender under the Credit Agreement and the other Loan Documents, (b) the Exiting Lender shall not have any obligations or liabilities under the Credit Agreement with respect to the period from and after the Second Amendment Effective Date and, without limiting the foregoing, the Exiting Lender shall not have any Commitment under the Credit Agreement or any LC Exposure outstanding under the Credit Agreement or any Swingline Exposure outstanding under the Credit Agreement and (c) the Exiting Lender shall not have any rights under the Credit Agreement or any other Loan Document; provided that the rights under the Credit Agreement expressly stated to survive the termination of the Credit Agreement and the repayment of amounts outstanding thereunder shall survive for the benefit of the Exiting Lender.
Section 6.    Miscellaneous.
6.1    Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
6.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Second Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of the Second Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Second Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as expressly provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
6.3    Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
6.4    Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.
6.5    No Oral Agreement. This Second Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
6.6    GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.7    Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.8    Severability. Any provision of this Second Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.9    Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
6.10    Loan Document. This Second Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
6.11    No Novation. The parties hereto agree that this Second Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.

[Signatures Begin Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.
BORROWER:    OMP OPERATING LLC

By:
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

GUARANTORS:    OASIS MIDSTREAM PARTNERS LP

By:
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BIGHORN DEVCO LLC

By:
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

ADMINISTRATIVE AGENT,

ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A.,
as Administrative Agent, Issuing Bank, Swingline Lender and as a Lender

By:
Name:
Title:

LENDERS:	CITIBANK, N.A., as a Lender

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as a Lender and a Swingline Lender

By:
Name:
Title:

LENDERS:	ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:
COMPASS BANK, as a Lender

By:
Name:
Title:

CITIZENS BANK, N.A., as a Lender

By:
Name:
Title:

ING CAPITAL LLC, as a Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

BOKF, NA dba BANK OF TEXAS,
as a Lender

By:
Name:
Title:

BRANCH BANK & TRUST, as a Lender

By:
Name:
Title:

COMERICA BANK, as a Lender

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

IBERIA BANK, as a Lender

By:
Name:
Title:
MORGAN STANLEY BANK, N.A., as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

ZB, N.A. dba AMEGY BANK, as a Lender

By:
Name:
Title:

MIZUHO BANK, LTD., as a New Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as the Exiting Lender

By:
Name:
Title:

ACKNOWLEDGEMENT AND RATIFICATION: Each DevCo hereby (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document (including each DevCo Guaranty) to which it is a party and agrees that each Loan Document (including each DevCo Guaranty) to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document (including each DevCo Guaranty) to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

ACKNOWLEDGED AND RATIFIED:

BEARTOOTH DEVCO LLC

By:
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

BOBCAT DEVCO LLC

By:
Name:    Richard Robuck
Title: Senior Vice President and Chief
Financial Officer

ANNEX I
LIST OF COMMITMENTS

Name of Lender	Applicable Percentage	Commitments
Wells Fargo Bank, N.A.	9.263157895%	$44,000,000.00
Citibank, N.A.	7.789473685%	$37,000,000.00
JPMorgan Chase Bank, N.A.	7.789473685%	$37,000,000.00
Royal Bank of Canada	7.789473685%	$37,000,000.00
Canadian Imperial Bank of Commerce, New York Branch	5.052631578%	$24,000,000.00
Capital One, National Association	5.052631578%	$24,000,000.00
Compass Bank	5.052631578%	$24,000,000.00
Citizens Bank, N.A.	5.052631578%	$24,000,000.00
ING Capital LLC	5.052631578%	$24,000,000.00
BOKF, NA dba Bank of Texas	4.210526316%	$20,000,000.00
Branch Bank & Trust	4.210526316%	$20,000,000.00
Comerica Bank	4.210526316%	$20,000,000.00
Credit Suisse AG, Cayman Islands Branch	4.210526316%	$20,000,000.00
Goldman Sachs Bank USA	4.210526316%	$20,000,000.00
Mizuho Bank, Ltd.	4.210526316%	$20,000,000.00
Regions Bank	4.210526316%	$20,000,000.00
Morgan Stanley Bank, N.A.	4.210526316%	$20,000,000.00
Iberia Bank	4.210526316%	$20,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	4.210526316%	$20,000,000.00
TOTAL	100.000000000%	$475,000,000.00

US 6304502v.9